UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2013

Burlington Coat Factory Investments Holdings, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	333-137916-110	20-4663833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1830 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Amendment

On May 17, 2013, Burlington Coat Factory Warehouse Corporation (the “Company”) entered into Amendment No. 3 (the “Amendment”) to the Credit Agreement, dated as of February 24, 2011, as amended on May 16, 2012 and as further amended on February 15, 2013 (the “Term Loan Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Term Loan Administrative Agent”) and as collateral agent, the lenders party thereto, J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as joint lead arrangers and joint book runners and J.P. Morgan Securities LLC and Goldman Sachs Lending Partners LLC, as joint lead arrangers and joint book runners for the Amendment, governing the terms of the Company’s term loan facility.

The parties to the Term Loan Credit Agreement have entered into the Amendment in order to, among other things, reduce the interest rates applicable to the Company’s term loan facility by 100 basis points (provided that such interest rates shall be further reduced by 25 basis points if the Company’s consolidated secured leverage ratio is less than or equal to 2.25:1) and to reduce the LIBOR floor by 25 basis points. The Amendment was accomplished by replacing the outstanding $871,040,045 principal amount of term B-1 loans (the “Term B-1 Loans”) with a like aggregate principal amount of term B-2 loans (the “Term B-2 Loans”).

The Term B-2 Loans have the same maturity date that was applicable to the Term B-1 Loans. The Term Loan Credit Agreement provisions relating to the representations and warranties, covenants and events of default applicable to the Company and the guarantors were not modified by the Amendment.

The foregoing description of the Amendment is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 with respect to the Term Loan Amendment is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 3, dated May 17, 2013, by and among Burlington Coat Factory Warehouse Corporation, the facility guarantors signatory thereto, each lender party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.

/s/ Robert L. LaPenta, Jr.
Robert L. LaPenta, Jr. Vice President and Treasurer

Date: May 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3, dated May 17, 2013, by and among Burlington Coat Factory Warehouse Corporation, the facility guarantors signatory thereto, each lender party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.